STATE STREET INSTITUTIONAL INVESTMENT TRUST

SUPPLEMENT DATED DECEMBER 28, 2016

TO THE SUMMARY PROSPECTUSES DATED APRIL 29, 2016

STATE STREET EQUITY 500

INDEX FUND

Class A (SSSVX)

Class I (SSSWX)

Class K (SSSYX)

Class R (SSFRX)

Administrative Shares (STFAX)

Service Shares (STBIX)

(the “Fund”)

Effective January 3, 2017, the following replaces the portfolio manager information in the Fund’s Summary Prospectus under the heading “Investment Adviser”:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Karl Schneider and Amy Scofield. Michael Feehily has served on the Fund and the Portfolio/the prior master portfolio in which the Fund has invested since 2014. Karl Schneider has served on the Fund and the Portfolio/the prior master portfolio in which the Fund has invested since 2002. Amy Scofield has served on the Fund and the Portfolio/the prior master portfolio in which the Fund has invested since 2012.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined in 2010.

Karl Schneider, CAIA, is a Vice President of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.

Amy Scofield is a Principal of the Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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